UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2007

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A-1 (Amendment No. 1) is being filed solely for the purpose of correcting a typographical error in the Items 2.01 and 3.02 on Form 8-K of Nayna Networks, Inc. filed with the Securities and Exchange Commission on April 18, 2007 and to provide a fully-executed and dated version of exhibit 10.1. This amendment does not make any other changes to the Form 8-K filed on April 18, 2007.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 17, 2007, pursuant to the terms of that certain Asset Purchase Agreement (the “Agreement”), dated January 20, 2006, by and among Nayna Networks, Inc., a Nevada corporation (the “Nayna”), Abundance Networks, Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer, Abundance Networks, LLC, a Delaware limited liability company (the “Abundance”) and Abundance Networks (India) Pvt. Ltd, an India private limited company and wholly owned subsidiary of the Seller (collectively, the “Parties”), in which Nayna acquired substantially all of the assets of Abundance Networks, LLC in an all-stock transaction (the “Abundance Acquisition”), the Parties agreed to a second amendment to said Agreement.

In that second amendment, the Parties agreed to delete the section in the Agreement that called for Nayna to issue more shares to Abundance in order to true up the Initial shares if the Average Closing Price of Nayna Common Stock for the twenty-day period prior to January 20, 2007 was not $2.00. The Parties also agreed to delete the section in the Agreement that called for Nayna to issue more shares to Abundance in order to true up the Indemnification shares if the Average Closing Price of Nayna Common Stock for the twenty-day period prior to April 20, 2007 was not $2.00. The Parties also agreed to delete the section in the Agreement that called for Nayna to issue more shares to Abundance if certain revenue and margin targets were met for the period January 20, 2006 through March 31, 2007.

The Parties agreed that, in return, Nayna would issue Abundance 4,500,000 shares of Nayna Common Stock on or before April 30, 2007.

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the second amendment to the Agreement, Nayna will issue 4.5 million shares of its common stock to Abundance on or before April 30, 2007. This issuance of Nayna’s shares of common stock to Abundance is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to the Asset Purchase Agreement dated March 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht President and Chief Executive Officer

Date: April 27, 2007